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                                                                    Exhibit 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-45467, 33-46475, 33-46965, 33-48396 and
33-48397) of Cooker Restaurant Corporation of our report dated January 24, 1995 appearing on page F-2 of the Annual Report to Shareholders of Cooker Restaurant Corporation for the fiscal year ended January 1, 1995.


PRICE WATERHOUSE LLP


Columbus, Ohio
March 29, 1995